Exhibit 99.2

INVESTOR PRESENTATION November 2021

Forward Looking Statements This presentation includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , including, but not limited to statements regarding the development of VYNE’s product candidates and other statements regarding the future expectations, plans and prospects of VYNE . All statements in this presentation which are not historical facts are forward - looking statements . Any forward - looking statements are based on VYNE’s current knowledge and its present beliefs and expectations regarding possible future events and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those set forth or implied by such forward - looking statements . These risks and uncertainties include, but are not limited to, VYNE’s ability to complete a sale or out - license of its minocycline franchise on terms acceptable to VYNE in a timely manner or at all ; VYNE’s ability to successfully develop its product candidates ; the timing of commencement of future non - clinical studies and clinical trials ; VYNE’s ability to successfully progress, complete, and receive favorable results in, clinical trials for its product candidates ; VYNE’s ability to exercise its exclusive option with respect to an oral BETi candidate pursuant to the terms of the option agreement with In 4 Derm Limited ; VYNE’s intentions and its ability to obtain additional funding, either through equity or debt financing transactions or collaboration arrangements ; disruptions related to COVID - 19 or another pandemic, epidemic or outbreak of a contagious disease, on the ability of VYNE’s suppliers to manufacture and provide materials for our product candidates, initiating and retaining patients in clinical trials, operating results, liquidity and financial condition ; supply chain disruptions ; the regulatory approval process for VYNE’s product candidates, including any delay or failure in obtaining requisite approvals ; the potential market size of treatments for any diseases and market adoption of products, if approved or cleared for commercial use, by physicians and patients ; developments and projections relating to competitors and the pharmaceuticals industry, including competing drugs and therapies ; the timing or likelihood of regulatory filings and approvals or clearances for product candidates ; VYNE’s ability to comply with various regulations applicable to its business ; VYNE’s ability to create intellectual property and the scope of protection it is able to establish and maintain for intellectual property rights covering its product candidates, including the projected terms of patent protection ; risks that any of VYNE’s patents may be held to be narrowed, invalid or unenforceable or one or more of VYNE’s patent applications may not be granted and potential competitors may also seek to design around VYNE’s granted patents or patent applications ; the timing, costs or results of litigation, including litigation to protect its intellectual property, including the matter with Padagis Israel Pharmaceuticals Ltd .; VYNE’s ability to successfully challenge intellectual property claimed by others ; estimates of VYNE’s expenses, capital requirements, its needs for additional financing and its ability to obtain additional capital on acceptable terms or at all ; VYNE’s ability to attract and retain key scientific or management personnel ; VYNE’s defense of any litigation that may be initiated against it ; VYNE’s expectations regarding licensing, business transactions and strategic operations ; VYNE’s future financial performance and liquidity ; and volatility in VYNE’s stock price may result in rapid and substantial increases or decreases in the stock price that may or may not be related to the company’s operating performance or prospects . For a discussion of other risks and uncertainties, and other important factors, any of which could cause VYNE’s actual results to differ from those contained in the forward - looking statements, see the section titled “Risk Factors” in VYNE’s annual report on Form 10 - K for the year ended December 31 , 2020 as well as discussions of potential risks, uncertainties, and other important factors in VYNE’s subsequent filings with the U . S . Securities and Exchange Commission . Although VYNE believes these forward - looking statements are reasonable, they speak only as of the date of this presentation and VYNE undertakes no obligation to update publicly such forward - looking statements to reflect subsequent events or circumstances, except as otherwise required by law . Given these risks and uncertainties, you should not rely upon forward - looking statements as predictions of future events . The trademarks included herein are the property of the owners thereof and are used for reference purposes only . This presentation concerns product candidates that are under clinical investigation . None of such product candidates have been approved for marketing by the FDA or the EMA, and such product candidates are currently limited to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated . 2

3 Investment Highlights (NASDAQ: VYNE) VYNE is focused on developing proprietary, innovative, and differentiated therapies for the treatment of immuno - inflammatory conditions Innovative Pipeline • Pipeline focused on major immuno - inflammatory conditions and rare skin diseases with high unmet medical need • Key Targets: JAK/ sphingosine - 1 receptor modulator combo & BET inhibitors InhiBET Œ Platform • Innovative, Clinically Validated Target • Exclusive global access to a NCE library for any indication • Substantial progress since August 2021 in - license Proven Development Capabilities and Leading Advisory Infrastructure Multiple Near - term Catalysts • Seasoned R&D team with proven product development track record • Strong network of discovery and preclinical science partners • Well respected SAB provide strong advisory input to pipeline development activities • Numerous n ear - term catalysts across FMX114, VYN201 and VYN202 with potentially significant long - term value creation

Novel Pipeline for Immuno - Inflammatory Conditions FMX114: Mild to moderate Atopic Dermatitis VNY202: Oral BD2 BET inhibitor for major I&I conditions 1 VYN201: Topical BD1/BD2 BET Inhibitor for rare skin conditions 1 Preclinical Candidate Selection Status IND - enabling studies underway Development Candidate Selection process underway Phase 1b/2a study initiated Clinical Trials Exclusive Access to Library of NCE BET Inhibitors for Any Indication Worldwide 1. Initial indications for VYN201 and VYN202 to be communicated following completion of requisite pre - clinical evaluations 4

Targeted Clinical Milestones through 2023 Driving Pipeline to Proof - of - Concept • Q4: 2021: Phase 1b/2a initiated • Q1:2022: Phase 1b/2a Top - line results • Q2: 2022: Submit IND FMX114 (tofacitinib & Fingolimod gel) • 1H:2022: Submit IND • Mid - 2022: Initiate Phase 1 • Phase 1 results 6 to 12 months from study initiation • 2022: Upon Candidate Selection / VYNE exercises exclusive option and enters into license agreement • 2022: Submit IND • 2022: Phase 1 initiated • Phase 1 results 6 to 12 months from study initiation VYN201 (Topical pan - BD BET Inhibitor) VYN202 (Oral BD2 - selective BET inhibitor) 5

FMX114 Tofacitinib and Fingolimod Topical Gel for Atopic Dermatitis 6

Program Highlights

We are developing FMX114 to address both the source & cause of inflammation

Target Market	Treatment of Patients with mild-to-moderate Atopic Dermatitis, ~19MM people (US)
Mechanism	Combination drug to address both the source & cause of inflammation: • Tofacitinib (JAK-1): to inhibit cytokine release • Fingolimod (sphingosine 1-phosphate receptor modulator): to inhibit inflammatory cell migration
Preclinical Efficacy	• Demonstrated preclinical efficacy from murine atopic dermatitis model • Assessment of skin physiology, barrier function
Preclinical Safety	• Demonstrated preclinical tolerance, with no evidence of skin atrophy • Skin barrier function recovered
Next Milestone	Topline results of Phase 1b/2a Trial: Q1 2022

Source: Data on file.

VYNE™ THERAPEUTICS

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FMX114 Atopic Dermatitis Market Opportunity >85% of treated patients are categorized as mild - to - moderate disease severity Source: Data on file. *Prescription numbers from 2019 30 Million people in the U.S. have a diagnosis of atopic dermatitis (AD) 0 10M 20M 30M 0 10M 20M 30M 22 Million of those diagnosed are on treatment • Potential addressable market represents >85% of treated patients = ~19MM patients Of 22M Treated: 7.1M patients used prescription medicines*: • Topical glucocorticosteroids account for 8 of the 10 highest prescribed topical products for atopic dermatitis • ~2M prescriptions were formulations of triamcinolone acetonide Mild 48 % Moderate 39 % Severe 13 % Mild - to - Moderate Addressable Market 8

FMX114 Designed to address both the source & cause of inflammation in AD

Tofacitinib (Janus kinase Inhibitor)

- Reduces inflammation intracellularly by inhibiting cytokine release from inflammatory cells[1]

Fingolimod (Sphingosine 1-phosphate receptor modulator)

- Reduces inflammation by inhibiting migration of inflammatory cells[2]
- May directly support **upregulation of filaggrin** and skin barrier recovery[3,4]



Tofacitinib
Extracellular space
Cytokines
Receptor
Activated JAK
Inactive JAK
Phosphate
Activated STATs
Intracellular space
Inactive STATs
Nucleus
B cells
eosinophils
Th2 cells
mast cells



Fingolimod
dendritic cells
OX40L
OX40R
Upregulation of Filaggrin
IL-4
IL-13
B cells
IL-4r
IgE
eosinophils
mast cells
Th2
Lymph nodes

Image Sources: Leung DY, Guttman-Yassky E. *J Allergy Clin Immunol*. 2014;134(4):769-779 and Hodge JA, Kawabata TT, Krishnaswami S et al. *Clin & Exper Rheum*. 2016; 34(2): 318-328

1. Schwartz DM, Kanno Y, Villarino A, Ward M, Gadina M and O'Shea JJ, Nat Rev Drug Discov. 2017 Dec 28; 17(1):78
2. Czeloth N, Bernhardt G, Hofman F, Genth H and Forster R, J Immunol, 2005 Sep; 175(5): 2960-2967
3. Allende ML, Sipe LM, Tuymetova G, Wilson-Henjum KL, Chen W and Proia RL, J Biol Chem. 2013 Jun 21; 288(25): 18381–18391
4. Tsuji T, Okuno S, Kuroda A, Hamazaki J, Chikami T, Sakurai S, Yoshida Y, Banno R, Fujita T and Kohno T, Allerg. Int., 2016; 65: 172-179

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VYNE™ THERAPEUTICS

FMX114: Comparable Efficacy to Triamcinolone in Drug - Induced Murine Model: Modified Atopic Dermatitis Index ( mADI *) Dorsal depilated BALB - C mice were dosed for 39 days with 100µl topical DNCB solution (Day 1 - 32 induction phase, Day 32 - 38 treatment phase). N=8 animals were assigned to 7 treatment groups with each group receiving 100mg of allocated treatment once daily v. triamcinolone 0.1% cream (a commonly used topical steroid for the treatment of AD) • Both tofacitinib and fingolimod monotherapy gels independently reduced mADI . • 89% reduction in modified Atopic Dermatitis Index ( mADI ) for FMX114 relative v. DNCB control group at Day 7. • Two fixed combinations of FMX114 had comparable efficacy to triamcinolone 0.1% cream. DNCB – Dinitrochlorobenzene , a contact sensitizer that induces an allergenic Th2 immune response in skin * mADI is a composite mean score of erythema, excoriation/erosion and xerosis/peeling severity scored on a 4 - point ordinal scale per d omain (0=none, 1=mild, 2=moderate and 3=severe for a maximum score of 9), data expressed as a mean percentage change from initiatio n o f treatment phase. 10 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 0 1 2 3 4 5 6 7 Mean percent change in mADI Post - Induction Treatment Day DNCB control Tofacitinib 0.6%, Fingolimod 0.01% gel Tofacitinb 0.3%, Fingolimod 0.02% gel Tofacitinib 0.3% gel Fingolimod 0.01% gel Triamcinolone 0.1% cream Vehicle gel 89%

11 -15 -14 -13 -12 -11 -10 -9 -8 -7 -6 -5 -4 -3 -2 -1 0 1 2 3 4 5 6 7 8 9 10 0 1 2 3 4 5 6 7 Mean percent change in body weight Post - induction treatment day Non-induced, healthy vehicle control DNCB control Tofacitinib 0.3%, Fingolimod 0.02% gel Tofacitinib 0.6%, Fingolimod 0.01% gel Triamcinolone 0.1% cream Vehicle gel 21% • Body weights for FMX114 treatment groups were comparable to the non - induced, healthy vehicle control group. • The Triamcinolone 0.1% cream group had a 21% reduction in body weight compared to the FMX114 0.6% tofacitinib / 0.01% fingolimod group at treatment day 7. DNCB – Dinitrochlorobenzene , a contact sensitizer that induces an allergenic Th2 immune response in skin Dorsal depilated BALB - C mice were dosed for 39 days with 100µl topical DNCB solution (Day 1 - 32 induction phase, Day 32 - 38 treatment phase). N=8 animals were assigned to 7 treatment groups with each group receiving 100mg of allocated treatment once daily v. triamcinolone 0.1% cream (a commonly used topical steroid for the treatment of AD) FMX114: Comparable Body Weight Gains to Vehicle Control in Drug - Induced Model of Atopic Dermatitis Indicate Good Tolerability

DNCB - 2,4 - Dinitrochlorobenzene FMX114 Dose 2: Tofacitinib 0.6%, Fingolimod 0.01% Gel DNCB Control Triamcinolone 0.1% Cream • No appreciable improvement in clinical signs • Substantial resolution of clinical signs • Skin presents with normal physiology with no evidence of striae rubrae (stretch marks) or atrophy measurements of skin integrity • No evidence suggestive of intolerance • Substantial resolution of clinical signs • Evidence of dermal atrophy • Marked dermal translucency and elastolysis FMX114: Normal Skin Physiology in Drug - induced Murine Atopic Dermatitis Model Indicate Good Tolerability (Day 7) 12

FMX114 Phase 1b/2a Proof of Concept Study

Randomized, double-blinded, vehicle-controlled Phase 1b/2a trial with separate open-label active treatment phase evaluating the safety, pharmacokinetics & efficacy of FMX114 gel vs. vehicle gel in the treatment of mild-to-moderate atopic dermatitis



Phase 1b Portion (N=6 subjects)
FMX114 (twice daily), n=6 intra-subject matched lesions
Vehicle (twice daily), n=6 intra-subject matched lesions
Baseline
Week 1
Week 2
Phase 2a Portion (N=25 subjects)
FMX114 (twice daily), n=25 intra-subject matched lesions
Vehicle (twice daily), n=25 intra-subject matched lesions
FMX114 (twice daily)
Safety follow-up (SFU) period
Baseline
Week 1
Week 2
Week 3
Week 4
Week 6/EoT
Week 8/SFU

Phase 1b Milestone

Preliminary Phase 1b evaluation of the safety and pharmacokinetics of FMX114 in 6 patients with mild-to-moderate atopic dermatitis for up to two weeks

Key Inclusion criteria

- Healthy males/nonpregnant females, aged ≥ 18 years at screening visit
- Mild (2)-to-moderate (3) atopic dermatitis on ≤ 35% BSA (excluding face, scalp, and groin)
- Presence of 2 comparable target lesions 10 to 200 cm^2 of surface area and located on the trunk, upper extremities, or lower extremities
- A target lesion Atopic Dermatitis Severity Score (ADSI) of ≥ 6 and ≤ 12, with a between-lesion difference in ADSI of ≤ 1

Safety and efficacy endpoints/assessments

- Treatment emergent adverse events
- Local skin tolerability assessments
- Clinical laboratory assessments (hematology, chemistry, urinalysis and FSH), Physical exam/vitals
- 5 different Clinical assessment scores

Enrollment ongoing with anticipated top line results in early Q1 2022

VYNE™ THERAPEUTICS

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InhiBET Œ BET Inhibitor Platform Bromodomain & Extra - Terminal Domain (BET) Inhibition for Immunology and Inflammatory Diseases 14

InhibET™ BET Inhibitor Platform Overview

Platform includes global rights to a library of NCEs for any indication


EXT
BD2
BD1

BRD4 is the most well-characterized BET Protein

Characterized by
2 bromodomains and
1 extra-terminal domain

Innovative, Clinically Validated Therapeutic Target: Key regulators of inflammatory and oncogenic genes

Significant Market Opportunity:

- **Topical:** Broader binding to target multiple, diverse pathways
- **Oral:** Selective BD2 binding to avoid toxicity associated with BD1 inhibition

Attractive Rights:

- **VYN201:** VYNE has exclusive, global rights
- **VYN202:** VYNE has exclusive option for global rights
- **NCE Library**: VYNE has exclusive option for any indication, worldwide

Targeted Near Term Milestones:

- **VYN201:** IND filing – 1H 2022; Phase 1 Initiation – Mid-2022
- **VYN202*:** IND filing; Phase 1 Initiation – 2022

*Upon candidate selection and exercise of option

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BET Background: Epigenetic regulation of gene expression occurs via histone modification Chromosome DNA Chromatin Inactive gene Histone tail Histone DNA inaccessible Inactive gene Epigenetic Factor DNA accessible Active gene Active gene Acetylated lysine 16

Gene transcription stimulated N - terminal tail of histone Gene transcription silenced Nucleosome Transcription factors BET Proteins: a Family of Nuclear Proteins that Regulate Gene Transcription via Epigenetic Interaction BET proteins: • “read” acetylated lysines on the N - terminal tail of a histone, • enable chromatin remodeling • recruit transcription factors Acetylated lysine 17

BET Proteins Play a Key Role in the Regulation of Inflammatory and Oncogenic Genes involved in Several Diseases Gene transcription stimulated Histones N - terminal of histones BRD4 Oncogenic genes, leading to: • Increased cell proliferation/survival • An increase in solid tumors and hematologic malignancies Pro - inflammatory genes, leading to: • Increased cytokine expression that activate B&T cells • An increase in autoimmune and cardiovascular diseases BET proteins “read” acetylated lysines and enable transcription of: 18

How BET Proteins Fuel the "Vicious Cycle" of Pro-Inflammatory Cytokine Production in Autoimmune Diseases



Pro-inflammatory cytokines
1
Cytokines bind to cytokine receptors
2
Activation of NF-κβ kinase complex
cell membrane
nuclear membrane
3
Nuclear translocation
4
Recruitment of transcription factors
BRD4
active cytokine gene
cytokine transcription
5
cytokine translation
6

NF-KB = Nuclear Factor Kappa B

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BET Inhibitors Block BD1/BD2 Binding to Acetylated Lysines and Stall Pro-inflammatory Protein Transcription



1
BET INHIBITOR
Binds BD1 and/or BD2 of BRD4 protein making it unable recognize acetylated histones, recruit transcription factors and release pro-inflammatory cytokines
BRD4
BD1
BD2
2
inactive gene
Pro-inflammatory cytokines
3
↓ cytokine transcription
4
↓ cytokine translation
cell membrane
nuclear membrane
Pro-inflammatory cytokines
↓ cytokines
5

VYNE™ THERAPEUTICS

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VYN201 Program Highlights

VYN201 is a topical pan-BD inhibitor designed to address diseases involving multiple, diverse inflammatory cell signaling pathways with low systemic exposure

Potential Target Market: Clinical indication selection following preclinical program evaluation

- Treatment of rare skin diseases, <200,000 patients
- Systemic exposure mitigation via topical application and “soft” approach

Broad activity:

- Binds to BD1 and BD2 domains of the well-characterized BRD4 protein

Competition:

- Almost all BET inhibitors in development bind to BD1 and BD2 but are ***orally*** delivered with significant dose limiting toxicities

Preclinical Efficacy and Tolerability:

- Significantly reduced cytokine expression in in-vivo assays
- Significant reduction in composition inflammation score in murine models
- No evidence suggesting intolerance

Targeted Near Term Milestones:

- IND submission: 1H:2022
- Phase 1 Initiation: Mid–2022


BD2
Topical VYN201 binds to both BD1 and BD2
BD1

VYNE™ THERAPEUTICS

1. Initial indications to be communicated following completion of requisite pre-clinical evaluations

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IMI – Imiquimod. *Composite Inflammation Severity Score is a composite mean score of erythema and peeling severity scored on a 4 - point ordinal sc ale per domain (0=none, 1=mild, 2=moderate and 3=severe for a maximum score of 6), data expressed as a mean percentage change from initiation of treatment phase. Dorsal depilated BALB - C mice were dosed topically for 14 days with 100mg topical IMI cream (Day 1 - 7: induction phase, Day 8 - 14: treatment phase). N=4 animals were assigned to each treatment group with each group receiving 100mg of allocated treatment on Day 8 - 14 once daily • Dose dependent response was observed over the VYN201 concentration range 0.001% to 0.1% • There was a 94% reduction in composite score for VYN201 0.1% relative to vehicle control group at Day 7 • VYN201 0.1% had comparable efficacy to clobetasol propionate 0.05% cream - 94% -11 -10 -9 -8 -7 -6 -5 -4 -3 -2 -1 0 1 2 3 4 5 6 7 8 9 0 1 2 3 4 5 6 7 Mean percent change in body weight Post - Induction Treatment Day VYN201 Vehicle (HC) VYN201 Vehicle VYN201 0.1% Clobetasol Cream 0.05% 0 20 40 60 80 100 120 140 0 1 2 3 4 5 6 7 Mean percent change in Composite Inflammation Severity Score Post - Induction Treatment Day VYN201 Vehicle VYN201 0.001% VYN201 0.01% VYN201 0.1% Clobetasol Cream 0.05% • Animals treated with VYN201 0.1% continued to gain body weight in a similar manner to healthy control group treated with vehicle • Clobetasol cream 0.05% group had a 17% reduction in body weight compared to the VYN201 0.1% group at treatment day 7 - 17 % VYN201: Comparable Efficacy to Superpotent Steroid Clobetasol in a TH17 - Mediated Murine Inflammation Model; Potential for Greater Tolerability 22

IMI – Imiquimod. Dorsal depilated BALB - C mice were dosed topically for 14 days with 100mg topical IMI cream (Day 1 - 7: induction phase, Day 8 - 14: treatment phase). N=4 animals were assigned to each treatment group with each group receiving 100mg of allocated treatment on Day 8 - 14 once daily • Strong correlation between improvement in clinical severity scores and reduction in many pro - inflammatory biomarkers relevant to Th17 - mediated autoimmune diseases • Dose - dependent reduction in biomarker expression was observed with VYN201 0.1% as having the greatest effect • IL1 β , IL - 6 and IL - 23 precipitate the differentiation of naïve Th0 immune cells to Th17 cells • Th17 cells produce a range of cytokines that drive inflammation in autoimmune diseases. These include IL17, IL36 and TNF α 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 IL - 1 β IL-6 IL-17 IL-23 IL-36 TNF - α pmol/cytokine VYN201 Vehicle VYN201 0.001% VYN201 0.01% VYN201 0.1% VYN201: Dose - Dependent Reduction in Pro - Inflammatory Biomarkers in TH17 - Mediated Murine Inflammation Model Indicates Target Engagement 23

VYN201 0.1% VYN201 Vehicle Clobetasol Cream 0.05% • No appreciable improvement in clinical signs • Substantial resolution of clinical signs • Skin presents with normal physiology with no evidence of striae rubrae or atrophy • No evidence suggestive of intolerance • Substantial resolution of clinical signs • Significant evidence of dermal atrophy (clear presence of both rhytides /fine wrinkles and deep wrinkles) • Marked dermal translucency and elastolysis VYN201: Normal Skin Physiology in TH17 - Mediated Murine Inflammation Model Suggests VYN201 Well Tolerated (Day 7) 24

VYN201 Significantly Reduced Expression of Several Key Pro - Inflammatory Proteins Relevant to Th17 - mediated Autoimmune Diseases in Human Tissue 1 0 20 40 60 80 100 120 Percent inhibition (IL - 17 α ) Interleukin 36 - gamma IL36 γ is implicated in upregulating IL - 17A signaling - related genes and so able to amplify keratinocyte inflammatory responses by promoting not only their own expression but also that of other cytokines related to Th17 signaling CXC motif chemokine ligand 10 (LP - 10) An inflammatory cell chemoattractant secreted in response to interferon gamma. LP - 10 is significantly overexpressed in many autoimmune diseases (>25 - fold) vs. healthy skin 1 >95% Inhibition seen with assays for IL - 36 γ & LP - 10 1. Data on file. Results presented from qPCR analysis of processed and Th17 - stimulated ex vivo human skin tissue based on a meth od derived from Garrett S.M., Zhao Q., and Feghali - Bostwick C. (2019) Induction of a Th17 phenotype in human skin – a mimic of dermal inflammatory diseases, Methods and Protocols , 2, 45 - 99.5 % Interleukin 17 - alpha T - cells are polarized to Th1 and Th17 cells, the latter of which drives the production of IL17a which further upregulates the migratory action of pro - inflammatory cells and further inflammatory cell activation. 25

Female hairless mice (n=4/group) had two identical 10mm incisions made either side of the flank. Animals were topically dosed 1X daily with 100mg VYN201 vehicle, VYN201 1% or a hydroalcoholic gel* until each wound had completely healed • Statistically significant difference in composite global external healing score for VYN201 vehicle and 1% compared to Hydroalcoholic gel • Complete healing occurred for VYN201 1% and VYN201 vehicle approximately 5 days earlier compared to Hydroalcoholic gel (Mean day to heal:15.5 vs. 21 days) *A negative control known to delay wound healing Global External Lesion Score is a composite severity score of lesion length, width, swelling and visibility Fibrotic tissue mass is scored on a 4 - point severity scale: 0=No tissue mass; 1=small tissue mass; 2=moderate tissue mass; 3=large tissue mass • Animals treated with VYN201 1% had statistically significant less tissue mass/fibrosis compared to VYN201 vehicle or Hydroalcoholic gel, indicative of the known anti - fibrotic mechanism for BET inhibition VYN201: Demonstrated Anti - Fibrotic Activity without Delay in Healing Time in Murine Skin Healing Model 26 0 2 4 6 8 10 12 14 16 18 20 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 Global External Lesion Healing Score Treatment Day VYN201 Vehicle VYN201 1% Hydroalcoholic gel 0.0 0.5 1.0 1.5 2.0 2.5 3.0 VYN201 1% VYN201 Vehicle Hydroalcoholic gel Fibrotic Tissue Mass Score

VYN201: Little Evidence of Residual Swelling and Macular Wound Appearance in Murine Skin Healing Model



VYN201 Vehicle

- Still evidence of minor swelling around incision sites



VYN201 1%

- Little evidence of residual swelling
- Wound appears more macular in nature compared to VYN201 vehicle or the hydroalcoholic gel
- Incision sites appear less distinct and leave a more aesthetic outcome compared to other treatments



Hydroalcoholic gel

- Moderate swelling clearly evident at end of treatment
- Although healed, residual scabbing still remains
- Incision sites clearly visible

VYNE™ THERAPEUTICS

27

VYN202 Program Highlights

VYN202 is an oral BET inhibitor designed to selectively bind to BD2 and is being developed for major immuno-inflammatory diseases


BD2
BD1
Oral VYN202 selectively binds to BD2

Potential Target Market[1]:

- Immuno-inflammatory indications such as rheumatoid arthritis, systemic lupus erythematosus, ulcerative colitis/Crohn's and multiple sclerosis; additional potential in myeloproliferative neoplastic disorders[2]

Focused activity:

- Highly selective inhibition of BD2 domain of the BRD4 protein (~1000-fold selectivity vs. BD1)
- Targeting improved safety profile compared to oral pan-BD BET inhibitors

Targeted Near Term Milestones[3]:

- IND Filing; Phase 1 Initiation – 2022

1. Initial indication to be communicated following completion of requisite pre-clinical evaluations
2. List included is not exhaustive of potential indications
3. Upon candidate selection and exercise of option

28

Divestiture Process for Topical Minocycline Franchise

Discussions ongoing with potential counterparties

MST™ Franchise Portfolio Based on Proprietary Foam Platform to Optimize Topical Minocycline Delivery

Product	Indication / Function	Status
amzeeq® (minocycline) topical foam, 4%	Moderate-to-severe Acne Vulgaris	NDA Approved, Launched
zilxi® (minocycline) topical foam, 1.5%	Rosacea	NDA Approved, Launched
FCD105 (Minocycline & adapalene foam)	Moderate-to-severe Acne Vulgaris	Phase 3 ready
 (MST™ technology)	Topical delivery of unstable therapeutic agents	Potential in additional indications (pre-clinical)

VYNE™ THERAPEUTICS

29

30 Seasoned Team, Strong Platform Supported by Well - Respected Scientific Advisors Leadership team has developed or commercialized >25 FDA - Approved products Complemented by an Expert I&I Scientific Advisory Board Seasoned R&D team with proven track record of progressing products through the development lifecycle VYNE’s formulation and analytical capabilities coupled with virtual development approach provides for efficient, flexible and cost - effective R&D programs Strong network of external discovery and preclinical science partners with capabilities ranging from rational drug design through early - stage clinical studies Roy Fleischmann M.D. Clinical Professor of Medicine at the University of Texas Southwestern Medical Center Specialty: Rheumatology David Sachar M.D. Clinical Professor of Medicine and Director Emeritus of the Gastroenterology Division and first Dr. Burrill B. Crohn Professor of Medicine at Mount Sinai School of Medicine, New York Specialty: Gastroenterology Martin Okun M.D., Ph.D. Former Medical Lead, Humira, Former team leader in the Division of Dermatologic and Dental Products division at the U.S. Food and Drug Administration Specialty: Dermatology Johnathan Whetstine , Ph.D. Professor, Co - Leader of the Cancer Signaling and Epigenetics Program, and Director of the Cancer Epigenetics Institute at Fox Chase Cancer Center, Temple Health Specialty: Oncology Olaf Stuve M.D. Professor, Department of Neurology at University of Texas Southwestern Medical Center, and Chief of Neurology at the VA North Texas Health Care System / Dallas VA Medical Center Specialty: Neurology

Targeted Clinical Milestones through 2023 Driving Pipeline to Proof - of - Concept • Q4: 2021: Phase 1b/2a initiated • Q1:2022: Phase 1b/2a Top - line results • Q2: 2022: Submit IND FMX114 (tofacitinib & Fingolimod gel) • 1H:2022: Submit IND • Mid - 2022: Initiate Phase 1 • Phase 1 results 6 to 12 months from study initiation • 2022: Upon Candidate Selection / VYNE exercises exclusive option and enters into license agreement • 2022: Submit IND • 2022: Phase 1 initiated • Phase 1 results 6 to 12 months from study initiation VYN201 (Topical pan - BD BET Inhibitor) VYN202 (Oral BD2 - selective BET inhibitor) 31